Exhibit 99.2

DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

The following information is provided for each of the directors and executive officers of the Reporting Persons:

•	Name

•	Present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted.

Directors and Executive Officers of Andrade Gutierrez Telecomunicações LTDA

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted

Otávio Marques de Azevedo	Rua Dr. Geraldo Campos Moreira, 375/9º andar Brooklin Novo SP CEP 04571-020

Chairman of the Board of Directors, TmarPart,

Non Executive Director, Portugal Telecom SGPS, S.A.

Chief Executive Officer of Andrade Gutierrez Telecomunicações LTDA

Chief Executive Officer of AG Telecom Participações S.A.

Chief Executive Officer, Pasa Participações S.A.

Alternate Member of the board of directors, Tele Norte Celular Participações S.A.

Chief Executive Officer, Andrade Gutierrez S/A

Luiz Otávio Mourão	Rua Dr. Geraldo Campos Moreira, 375/9º andar Brooklin Novo SP CEP 04571-020	Vice President of Andrade Gutierrez Telecomunicações LTDA; Vice President of Pasa Participações S.A.; Vice President of AG Telecom Participações S.A.; Vice President and Investor Relations Director of Andrade Gutierrez Telecomunicações e Participações S.A.; Legal Vice President of Andrade Gutierrez S.A.; Executive Officer of ADPAR Administração e Participações Ltda.

Directors and Executive Officers of Pasa Participações S.A.

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted

Otávio Marques de Azevedo	Rua Dr. Geraldo Campos Moreira, 375/9º andar Brooklin Novo SP CEP 04571-020

Chairman of the Board of Directors, TmarPart, Non Executive Director, Portugal Telecom SGPS, S.A.

Chief Executive Officer of Andrade Gutierrez Telecomunicações LTDA

Chief Executive Officer of AG Telecom Participações S.A.

Chief Executive Officer, Pasa Participações S.A.

Alternate Member of the board of directors, Tele Norte Celular Participações S.A.

Chief Executive Officer, Andrade Gutierrez S/A

Luiz Otávio Mourão	Rua Dr. Geraldo Campos Moreira, 375/9º andar Brooklin Novo SP CEP 04571-020	Vice President of Andrade Gutierrez Telecomunicações LTDA; Vice President of Pasa Participações S.A.; Vice President of AG Telecom Participações S.A.; Vice President and Investor Relations Director of Andrade Gutierrez Telecomunicações e Participações S.A.; Legal Vice President of Andrade Gutierrez S.A.; Executive Officer of ADPAR Administração e Participações Ltda.

Shakhaf Wine	Rua Borges de Medeiros, 633, conjunto 301, CEP 22430-041, Rio de Janeiro, RJ

Alternate Member of Board of Directors, TmarPart

Executive Director, Portugal Telecom, SGPS, S.A.

President of the Board of Directors of Bratel Brasil S.A.

Member of the Board of

Directors, Contax Participações S.A.

Vice President, Pasa Participações S.A.

Vice President EDSP75 Participações S.A.

Member of the Board of Directors and Chairman and Chief Executive Officer of Portugal Telecom Brasil S.A.

Vice President, AG Telecom Participações S.A.

Directors and Executive Officers of AG Telecom Participações S.A.

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted

Otávio Marques de Azevedo	Rua Dr. Geraldo Campos Moreira, 375/9º andar Brooklin Novo SP CEP 04571-020

Chairman of the Board of Directors, TmarPart, Non Executive Director, Portugal Telecom SGPS, S.A.

Chief Executive Officer of Andrade Gutierrez Telecomunicações LTDA

Chief Executive Officer of AG Telecom Participações S.A.

Chief Executive Officer, Pasa Participações S.A.

Alternate Member of the board of directors, Tele Norte Celular Participações S.A.

Chief Executive Officer, Andrade Gutierrez S/A

Luiz Otávio Mourão	Rua Dr. Geraldo Campos Moreira, 375/9º andar Brooklin Novo SP CEP 04571-020	Vice President of Andrade Gutierrez Telecomunicações LTDA; Vice President of Pasa Participações S.A.; Vice President of AG Telecom Participações S.A.; Vice President and Investor Relations Director of Andrade Gutierrez Telecomunicações e Participações S.A.; Legal Vice President of Andrade Gutierrez S.A.; Executive Officer of ADPAR Administração e Participações Ltda.

Shakhaf Wine	Rua Borges de Medeiros, 633, conjunto 301, CEP 22430-041, Rio de Janeiro, RJ

Alternate Member of Board of Directors, TmarPart

Executive Director, Portugal Telecom, SGPS, S.A.

President of the Board of Directors of Bratel Brasil S.A.

Member of the Board of

Directors, Contax Participações S.A.

Vice President, Pasa Participações S.A.

Vice President EDSP75 Participações S.A.

Member of the Board of Directors and Chairman and Chief Executive Officer of Portugal Telecom Brasil S.A.

Vice President, AG Telecom Participações S.A.